                            PHILADELPHIA FUND, INC.

PRESIDENT'S LETTER - July 7 ,1997

Dear shareholders:

Strong forces are working to propel the market to lofty levels, bedazzling both participants and onlookers. Fortunately, as shareholders of the Philadelphia Fund, Inc., you may have been participants in the great bull market of the 1990s. Congratulations!

It is difficult to imagine that low interest rates and low inflation can continue forever, but these powerful economic trends appear sustainable for the foreseeable future. If one had to outline the ideal environment for stocks, this would be it. If inflation allows interest rates to continue their decline, long term bond rates could be at 5% on New Years day in the year 2000. This could elevate the Dow over 9,000.

What could thwart this scenario? Action by the Federal Reserve or some unexpected upheaval in the international arena could be factors. By bumping interest rates 1/4 point last March, the Fed served notice to the markets that it will not be taken for granted. Any action by the Fed appears very unlikely because the producer price index (PPI) has actually declined for the last five months. The Fed could be the Grinch who stole Christmas if the stock markets rise to a level of "irrational exuberance" in the words of Chairman Greenspan.

Corporate profits continue their upward march. One of the benefits of the information age to business and the economy is tighter inventory control and less chance of recession induced by inventory reduction.

We constantly search for new opportunities and have initiated positions in Occidental Petroleum and Texaco. We doubled our position in Browning Ferris, the waste disposal company, while Conseco, Liberty Media & Nationsbank split their stocks.

Our successful location of value opportunities suggests that the markets may have room to increase in price further.

                                            Very truly yours,
                                            /s/ Donald H. Baxter
                                            Donald H. Baxter
                                            President

                            PHILADELPHIA FUND, INC.

PORTFOLIO OF INVESTMENTS  -  MAY 31, 1997

Shares                                                               Value
-------                                                           -----------
                            COMMON STOCKS - 91.0 %
                                BANKS - 20.2 %

 80,000  National City Corp. ..................................  $  4,120,000
 36,612  NationsBank Corp. ....................................     2,155,532
155,000  PNC Bank Corp. .......................................     6,490,625
 30,000  Wells Fargo & Co.  ...................................     7,905,000
                                                                  -----------
                                                                   20,671,157
                                                                  -----------
                              BEVERAGES - 12.0 %

180,000  Coca Cola Co. ........................................    12,285,000
                                                                  -----------
                            COMMUNICATIONS - 9.2 %

  8,216  Bell Atlantic Corp. ...................................      575,120
140,000  Comcast Corp. Class "A"................................    2,441,250
140,000  Comcast Corp. Special Class "A"........................    2,432,500
 68,000  SBC Communications Inc. ...............................    3,978,000
                                                                  -----------
                                                                    9,426,870
                                                                  -----------
                                DEFENSE - 6.2 %

 85,000  General Dynamics Corp. ................................    6,364,375
                                                                  -----------
                             ENTERTAINMENT - .5 %

 22,500 *Tele-Communications Liberty Media Group Ser A .........      490,781
                                                                  -----------
                             ENVIRONMENTAL - 2.6 %

 80,000  Browning Ferris .......................................    2,620,000
                                                                  -----------
                          FINANCIAL SERVICES - 13.6 %

100,000  American Express Co. ..................................    6,950,000
160,000  Federal National Mortgage Association..................    6,980,000
                                                                  -----------
                                                                   13,930,000
                                                                  -----------
                              INSURANCE - 11.2 %

 52,500  American International Group Inc. .....................    7,107,187
 15,000  Commerce Group, Inc. ..................................      337,500
100,000  Conseco, Inc. .........................................    4,000,000
                                                                  -----------
                                                                   11,444,687
                                                                  -----------


Shares                                                               Value
-------                                                           -----------
                                  OIL - 8.2 %

170,000  Occidental Petroleum Corp. ............................ $  3,952,500
 40,000  Texaco, Inc. ..........................................    4,365,000
                                                                  -----------
                                                                    8,317,500
                                                                  -----------
                              PUBLISHING - 2.4 %

 20,000  Time Warner Inc. ......................................      930,000
  4,000  Washington Post Co. Cl B ..............................    1,542,500
                                                                  -----------
                                                                    2,472,500
                                                                  -----------
                      SPECIALIZED CONSUMER GOODS - 2.0 %

 83,500  Jostens Inc. ..........................................    2,056,188
                                                                  -----------
                                TOBACCO - 2.9 %

105,000  UST Inc. ..............................................    2,992,500
                                                                  -----------

         Total Value of Common Stocks (cost $51,858,471)........   93,071,558
                                                                  -----------

Principal
 Amount
---------
                      U.S. GOVERNMENT OBLIGATIONS - 6.9 %

$5,000M  U.S. Treasury Bond, 13 3/4% due 08/15/04
         (cost $6,581,976)......................................    7,009,375
                                                                  -----------
                      SHORT-TERM CORPORATE NOTES - 1.6 %

 1,600M  GE Capital Corp. 5.536% due 6/05/97 (cost $1,600,000)..    1,600,000
                                                                  -----------
Total Value of Investments (cost $60,040,447)...........  99.5%   101,680,993
Other Assets, less Liabilities .........................    .5        506,147
                                                          ------  -----------
Net Assets.............................................  100.0%  $102,187,080
                                                         ======   ===========

* Non-income producing security

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 1997

ASSETS
      Investments in securities, at value
        (identified cost $60,040,447) (Note 1A).....             $101,680,933
      Cash..........................................                  348,014
      Dividends and interest receivable.............                  258,423
      Other assets..................................                   13,688
                                                                 ------------
         TOTAL ASSETS...............................              102,301,058


LIABILITIES
      Accrued advisory and administrative fees......$   85,152
      Other accrued expenses........................    28,826
                                                    ----------
         TOTAL LIABILITIES..........................                  113,978
                                                                 ------------
NET ASSETS..........................................             $102,187,080
                                                                 ============
NET ASSETS CONSIST OF:
      Capital paid in...............................             $ 59,573,632
      Undistributed net investment income ..........                  218,652
      Accumulated net realized gain on investments..                  754,310
      Net unrealized appreciation in value of
         investments................................               41,640,486
                                                                 ------------
         TOTAL......................................             $102,187,080
                                                                 ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE
      ($102,187,080 / 11,715,677 shares outstanding)
       30,000,000 shares authorized, $1.00 par value
       (Note 2).....................................                    $8.72
                                                                        =====

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - SIX MONTHS ENDED MAY 31, 1997

INVESTMENT INCOME
  Income:
      Dividends.............................    $  848,407
      Interest..............................       383,544
                                                ----------
            TOTAL INCOME....................                  $ 1,231,951

  Expenses: (Notes 4 and 5)
      Investment advisory fee ..............       369,858
      Distribution plan expenses ...........       127,801
      Administrative fee ...................       123,286
      Director fees and expenses............        36,667
      Professional fees.....................        24,754
      Fund accounting expense...............        22,331
      Transfer agent and dividend disbursing
        agent's fees and expenses...........        18,957
      Custodian fees........................        13,774
      Other expenses........................        32,863
                                                ----------
        TOTAL EXPENSES......................       771,291
        Less: Custodian fees paid indirectly         1,745
                                                ----------
               NET EXPENSES ................                      769,546
                                                               ----------
        INVESTMENT INCOME-NET...............                      462,405

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (Note 3):
      Net realized gain on investments......       762,779
      Net unrealized appreciation of
        investments.........................     8,358,967
                                                ----------
        Net gain on investments.............                    9,121,746
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS...............................                  $ 9,584,151
                                                              ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                    Six Months
                                                       Ended      Year Ended
                                                      May 31,    November 30,
                                                       1997         1996
                                                   -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income............................ $    462,405   $  1,542,368
Net realized gain on investments.................      762,779        357,495
Net unrealized appreciation of investments.......    8,358,967     11,824,732
                                                   -----------    -----------
     Net increase in net assets resulting from
         operations..............................    9,584,151     13,724,595


DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................   (  659,446)    (1,732,280)
Net realized gain on investments.................   (  362,363)    (9,295,047)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets resulting from
  capital share transactions (Note 2)............   (3,675,577)     2,498,689
                                                   -----------    -----------
     Net increase in net assets..................    4,886,765      5,195,957

NET ASSETS
Beginning of period..............................   97,300,315     92,104,358
                                                   -----------    -----------
End of period (including undistributed net
  investment income of $218,652 and $415,693,
  respectively................................... $102,187,080    $97,300,315
                                                   ===========    ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve long term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market System are valued at the closing sales price on May 30, 1997. Securities traded over-the-counter and securities not traded that day are valued at the prevailing quoted bid price. Short-term obligations are stated at cost which when combined with interest receivable approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    D. Other - the Fund distributes its net investment income quarterly and net realized gains annually. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Premiums on bonds purchased are amortized over the life of the bond.

2. CAPITAL STOCK
    At May 31, 1997 there were 11,715,677 shares outstanding. Transactions in capital stock were as follows:

                                 Six Months Ended            Year Ended
                                   May 31, 1997          November 30, 1996
                             -----------------------  ----------------------
                               Shares       Amount      Shares      Amount
                             ----------  -----------  ---------   ----------
Capital stock sold.........    21,075    $   168,429      62,070  $   449,151
Capital stock issued in
   reinvestment of
   distributions ..........   102,365        825,955   1,322,459    9,413,721
Capital stock redeemed.....  (569,545)    (4,669,961) (1,009,161)  (7,364,183)
                             --------    -----------  ----------  -----------
  Net increase (decrease)..  (446,105)   $(3,675,577)    375,368  $ 2,498,689
                             ========    ===========  ==========  ===========

                                       6

                           PHILADELPHIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES
    For the six months ended May 31, 1997, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $9,350,887 and $8,246,009 respectively. There were no purchases or sales of long-term United States Government obligations during the period.

    At May 31, 1997, the cost of investments for Federal income tax purposes was $60,040,447. Accumulated net unrealized appreciation on investments was $41,640,486 consisting of $42,137,586 gross unrealized appreciation and $497,100 gross unrealized depreciation.

4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC), is the investment advisor and the administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and
 .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    During the six months ended May 31, 1997, directors of the Fund who are not affiliated with BFC received directors fees aggregating $25,800. Thomas J.
Flaherty a director and former officer of the Fund receives a monthly pension from the Fund which amounted to $6,250 for the above six month period.

    The Fund's Custodian has provided credits in the amount of $1,745 against custodian charges based on the uninvested cash balances of the Fund.

5. DISTRIBUTION PLAN
    Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the 1940 Act, the Fund may pay a fee in an amount up to .5% of the Fund's average net assets calculated monthly.

    A component of the 12b-1 fee (.25% of the Fund's average net assets) is paid to BFC for providing shareholder services, which includes advice and information regarding: share accounts; applications; use of the prototype retirement plans of the Fund; assistance with questions or problems regarding the Fund's transfer agent, as well as other information and

                                       7

                           PHILADELPHIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

services. In its discretion, BFC may make payments to registered broker-dealers and members of the National Association of Securities Dealers, Inc.
for providing Fund Shareholders with similar services.

    The remainder of the fee may be used to pay brokers and dealers which enter into agreements with BFC or which provide sales, promotional, or advertising services to the Fund, and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.

                                       8

                            PHILADELPHIA FUND, INC.

                             FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.




                                       Six Months             Year Ended November 30,
                                         Ended      ------------------------------------------
PER SHARE DATA                        May 31, 1997   1996     1995     1994     1993     1992
--------------                        ------------  ------   ------   ------   ------   ------
Net Asset Value, Beginning of Year... $8.00         $7.81    $6.29    $7.52    $6.52    $5.41
                                      ------------  ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income................  0.04          0.13     0.14     0.13     0.13     0.09
Net Realized & Unrealized Gain
    (Loss) on Investments............  0.77          0.99     1.51    (0.61)    1.05     1.09
                                      ------------  ------   ------   ------   ------   ------
Total From Investment Operations.....  0.81          1.12     1.65    (0.48)    1.18     1.18
                                      ------------  ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Investment Income................  0.06          0.14     0.10     0.13     0.10     0.07
Net Realized Gains...................  0.03          0.79     0.03     0.62     0.08      --
                                      ------------  ------   ------   ------   ------   ------
Total Distributions..................  0.09          0.93     0.13     0.75     0.18     0.07
                                      ------------  ------   ------   ------   ------   ------
Net Asset Value, End of Period....... $8.72         $8.00    $7.81    $6.29    $7.52    $6.52
                                      ============  ======   ======   ======   ======   ======

TOTAL RETURN (%)..................... 10.15         16.04    26.58    (7.17)   18.41    21.94
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period
  (in thousands)..................... $102,187      $97,300  $92,104  $80,225  $94,282  $85,782

Ratio to Average Net Assets:
  Expenses (%).......................  1.56 (a)      1.56     1.62     1.67     1.60     1.79
  Net Investment Income (%)..........  0.94 (a)      1.68     1.86     1.89     1.81     1.37

Portfolio Turnover Rate (%)..........     9            14       59       28       24       39

Average commission rate * ........... $.1180        $.1366


  * Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.
(a) Annualized

                       See notes to financial statements

                         INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Philadelphia Fund, Inc., including the portfolio of investments as of May 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the six months then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1996 and the financial highlights for each of the five years in the period ended November 30, 1996, were audited by other auditors, whose report, dated December 16, 1996, expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provided a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc. at May 31, 1997, and the results of its operations, changes in its net assets and financial highlights for the six months ended May 31, 1997, in conformity with generally accepted accounting principles.

                                        BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
June 30, 1997
                                      10

                           PHILADELPHIA FUND, INC.


OFFICERS
DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer


ADMINISTRATIVE STAFF
KEITH A. EDELMAN, Director of Operations
DIANE M. SARRO, Director of Shareholder Services


DIRECTORS
DONALD H. BAXTER
THOMAS J. FLAHERTY
JAMES KEOGH
KENNETH W. McARTHUR
ROBERT L. MEYER
DONALD P. PARSON
ROBERT A. UTTING


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561)395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
STAR BANK, N.A., P.O. Box 640110, Cincinnati, OH 45264-0110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
P.O. Box 5536, Hauppauge, NY 11788-0132


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, Malvern, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP  Philadelphia, PA

        Philadelphia Fund, Inc.                       PHILADELPHIA
      1200 North Federal Highway                       FUND, INC.
              Suite 424
         Boca Raton, FL 33432                          SEMI-ANNUAL
            (561) 395-2155                                REPORT

                                                       MAY 31, 1997

                [LOGO]




                                                     Established 1923
You will find important information
about PHILADELPHIA FUND - its
investment policy and management, past
record and the method of calculating
the per-share net asset value in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded or accompanied by an effective prospectus.